EXHIBIT 24.1


                                Power of attorney

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joseph DiFrancesco as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including pre-effective and post-effective amendments) to this registration statement, and to sign any registration statement and amendments thereto for the same offering pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all which said attorney-in-fact and agent or his substitute or substitutes, may lawfully do, or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

         Signature                Capacity                     Date

/s/  JOSEPH DIFRANCESCO           President, Director          September 2, 2005
-----------------------------     Principal Executive Officer
     Joseph DiFrancesco           and Principal Financial
                                  Officer)

/s/  BERNADETTE DIFRANCESCO       Vice President, Secretary    September 2, 2005
-----------------------------     and Director
     Bernadette DiFrancesco


/s/  LAWRENCE C. OAKLEY           Director                     September 2, 2005
-----------------------------
     Lawrence C. Oakley

/s/  JANICE K. BATTENBERG         Director                     September 2, 2005
-----------------------------
     Janice K. Battenberg

/s/  ROBERT J. MCCARTHY           Director                     September 2, 2005
-----------------------------
     Robert J. McCarthy